Exhibit 10.2

Execution Version

FIRST AMENDMENT TO
MASTER REPURCHASE AGREEMENT AND SECURITIES CONTRACT
FIRST AMENDMENT TO MASTER REPURCHASE AGREEMENT AND
SECURITIES CONTRACT, dated as of November 8, 2024 (this “Amendment), is made by and among FS CREIT FINANCE NTX-1 LLC, a Delaware limited liability company (“Seller”), FS CREDIT REAL ESTATE INCOME TRUST, INC., a Maryland corporation (“Guarantor”), and NATIXIS, NEW YORK BRANCH (“Buyer”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Agreement (as defined below).
RECITALS
Seller and Buyer are parties to that certain Master Repurchase Agreement and Securities Contract, dated as of November 10, 2022 (the “Existing Agreement”, and as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Agreement”).
Seller and Buyer each desire to amend the Existing Agreement to provide for certain changes to the Existing Agreement as more specifically set forth herein.
Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, Guarantor and Buyer hereby agree as follows:
SECTION 1. Amendments. As of the Amendment Effective Date, the Existing Agreement is hereby amended by deleting the definitions of “Facility Termination Date” and “Funding Expiration Date” in their entirety and replacing them with the following, respectively:
“Facility Termination Date” shall mean the earliest of (i) November 10, 2025, (ii) the date that occurs on the one (1) year anniversary of the occurrence of the Funding Expiration Date (or if such day is not a Business Day, the next succeeding Business Day), (iii) any Accelerated Repurchase Date and (iv) any date on which the Facility Termination Date shall otherwise occur in accordance with the Program Documents or Requirements of Law.
“Funding Expiration Date” shall mean the earlier of (i) January 9, 2025, as such date may be extended in accordance with Section 3(d) and (ii) the occurrence of a Funding Termination Event.
SECTION 2. Conditions Precedent. This Amendment and its provisions shall become effective as of the date hereof (the “Amendment Effective Date”), following satisfaction of all the following conditions precedent, as such satisfaction is determined by Buyer and evidenced by Buyer’s confirmation of the same to Seller, either in writing or by e-mail:
(a) On or before the date hereof, Buyer shall have received the following documents, each of which shall be satisfactory to Buyer in form and substance:
(i)this Amendment, executed and delivered by a duly authorized officer of each of Seller, Guarantor and Buyer; and
(ii)such other documents as Buyer or counsel to Buyer may reasonably request.
(b) As of the date hereof, (i) each of Seller and Guarantor shall be in compliance with all the terms and provisions set forth in the Agreement and the other Program Documents on its part to be observed or performed, (ii) the representations and warranties made by Seller pursuant to Section 3 of this Amendment shall be true and correct in all material respects and (iii) no Material Adverse Change (except as previously disclosed to Buyer in writing), Default or Event of Default shall exist.
SECTION 3. Representations and Warranties. Seller hereby represents and warrants to Buyer, as of the Amendment Effective Date, that (i) each of Seller and Guarantor is in compliance with all of the terms and provisions set forth in the Agreement and the other Program Documents on its part to be observed or performed, (ii) each of Seller and Guarantor is duly authorized and has the power to execute and deliver this Amendment and to perform its obligations under this Amendment and the Program Documents, as amended by this Amendment, and each of Seller and Guarantor has taken all necessary action to authorize such execution, delivery and performance, (iii) this Amendment has been duly executed and delivered by Seller and Guarantor for good and valuable consideration, (iv) this Amendment and the Program Documents, as amended by this Amendment, constitute the legal, valid and binding obligations of Seller and Guarantor, as applicable, enforceable against Seller and Guarantor, as applicable, in accordance with their respective terms subject to bankruptcy, insolvency and other limitations on creditors’ rights generally and to equitable principles, and (v) no Default or Event of Default has occurred or is continuing. Seller hereby confirms and reaffirms in all material respects the representations and warranties contained in Section 10 of the Agreement.
SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement and each of the other Program Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, each (x) reference therein and herein to the

“Program Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Master Repurchase Agreement” and “Repurchase Agreement” in any of the Program Documents shall be deemed to be a reference to the Existing Agreement as amended hereby and (z) each reference in the Existing Agreement to “this Agreement”, “hereof”, “herein” or words of similar effect in referring to the Existing Agreement shall be deemed to be references to the Existing Agreement as amended by this Amendment. This Amendment shall not constitute a novation of any Program Document but shall constitute modifications thereof.
SECTION 5. Reaffirmation. Guarantor hereby absolutely and unconditionally reaffirms its obligations under the Guaranty.
SECTION 6. Counterparts; Electronic Transmission. This Amendment may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment, any addendum or amendment hereto or any other document necessary for the consummation of the transactions contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the E-Sign, the Uniform Electronic Transactions Act and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third-party electronic signature capture service providers with appropriate document access tracking, electronic signature tracking and document retention as may be approved by Buyer in its sole discretion.
SECTION 7. Expenses. Seller shall promptly on demand pay to or as directed by Buyer all reasonable third-party out-of-pocket costs and expenses (including legal fees and expenses) incurred by Buyer in connection with this Amendment.
SECTION 8. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to any laws, rules or provisions of the State of New York that would cause the application of the laws, rules or provisions of any jurisdiction other than the State of New York.
[ONE OR MORE UNNUMBERED SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.
SELLER:
FS CREIT FINANCE NTX-1 LLC,
a Delaware limited liability company

By: /s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Authorized Signer

GUARANTOR:
FS CREDIT REAL ESTATE INCOME TRUST, INC.,
a Maryland corporation

By: /s/ Edward T. Gallivan, Jr.
Name: Edward T. Gallivan, Jr.
Title: Chief Financial Officer

S-1
First Amendment to
Master Repurchase Agreement and Securities Contract

BUYER:
NATIXIS, NEW YORK BRANCH

By: /s/ Jonathan Rechner
Name: Jonathan Rechner
Title: Executive Director

By: /s/ Michele Biancolin
Name: Michele Biancolin
Title: Director

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First Amendment to
Master Repurchase Agreement and Securities Contract